UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2026
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CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
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Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Notes Indentures and Senior Notes

On June 18, 2026, CoreWeave, Inc. (“CoreWeave”) completed its previously announced private offering of $1,250 million in aggregate principal amount of its dollar-denominated 9.625% Senior Notes due 2032 (the “USD Notes”) and €2,000 million in aggregate principal amount of its euro-denominated 8.500% Senior Notes due 2032 (the “EUR Notes” and, together with the USD Notes, the “Senior Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The USD Notes were issued pursuant to an indenture, dated as of June 18, 2026 (the “USD Notes Indenture”), by and among CoreWeave, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee. The EUR Notes were issued pursuant to an indenture, dated as of June 18, 2026 (the “EUR Notes Indenture” and, together with the USD Notes Indenture, the “Senior Notes Indentures”), by and among CoreWeave, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, U.S. Bank Europe DAC, as registrar and transfer agent and U.S. Bank Europe DAC, UK Branch, as paying agent.

CoreWeave intends to use the proceeds from the offering of the Senior Notes for general corporate purposes, including, without limitation, repayment of outstanding indebtedness, and to pay fees, costs and expenses in connection with the offering of the Senior Notes.

The Senior Notes will mature on July 15, 2032. The USD Notes will bear interest at a rate of 9.625% per annum, and the EUR Notes will bear interest at a rate of 8.500% per annum, in each case, payable semi-annually in cash in arrears on January 15 and July 15 of each year, beginning on January 15, 2027. Interest on the Senior Notes will accrue from June 18, 2026.

The Senior Notes are guaranteed on a senior unsecured basis by certain wholly-owned subsidiaries of CoreWeave and certain of CoreWeave’s future direct and indirect wholly owned domestic restricted subsidiaries that guarantee CoreWeave’s existing revolving credit facility.

CoreWeave may redeem all or a portion of the Senior Notes at any time prior to July 15, 2029 at a redemption price equal to
100% of the aggregate principal amount thereof, plus a make-whole premium, together with accrued and unpaid interest, if any, to, but excluding, the redemption date. CoreWeave may redeem all or a portion of the Senior Notes at any time on or after July 15, 2029 at the redemption prices set forth in the applicable Senior Notes Indenture. At any time prior to July 15, 2029, up to 40% of the aggregate principal amount of the applicable series of Senior Notes may be redeemed with the net cash proceeds from certain equity offerings, at the redemption price specified in the applicable Senior Notes Indenture.

Upon the occurrence of specified kinds of change of control triggering events, holders of the Senior Notes will have the right to require CoreWeave to repurchase the Senior Notes at a purchase price equal to 101% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The Senior Notes Indentures limit, among other things, the ability of CoreWeave and its restricted subsidiaries to (i) incur or guarantee additional indebtedness or issue disqualified stock or certain preferred stock; (ii) pay dividends on or make other distributions in respect of equity interests or make other restricted payments; (iii) create liens on certain assets to secure indebtedness; (iv) make certain investments; (v) sell certain assets; (vi) enter into certain transactions with CoreWeave’s affiliates; (vii) merge or consolidate with other persons or sell or otherwise dispose of all or substantially all of CoreWeave’s assets; and (viii) designate CoreWeave’s restricted subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions that are set forth in the Senior Notes Indentures. The Senior Notes Indentures provide for customary events of default (subject in certain cases to customary grace and cure periods).

The foregoing summary of the Senior Notes Indentures and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the USD Notes Indenture and the USD Notes, which are filed as Exhibits 4.1 and 4.2 hereto, and the EUR Notes Indenture and the EUR Notes, which are filed as Exhibits 4.3 and 4.4 hereto, respectively, and incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of June 18, 2026, by and among CoreWeave, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, governing the 9.625% Senior Notes due 2032
4.2	Form of 9.625% Senior Notes due 2032 (included as Exhibit A to Exhibit 4.1).
4.3
Indenture, dated as of June 18, 2026, by and among CoreWeave, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, U.S. Bank Europe DAC, as registrar and transfer agent, and U.S. Bank Europe DAC, UK Branch, as paying agent, governing the 8.500% Senior Notes due 2032

4.4	Form of 8.500% Senior Notes due 2032 (included as Exhibit A to Exhibit 4.3).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026

COREWEAVE, INC.

By:	/s/ Michael Intrator
Name:	Michael Intrator
Title:	Chief Executive Officer